Exhibit 99.1

SEMI-ANNUAL SERVICER’S CERTIFICATE
KANSAS GAS SERVICE SECURITIZATION I, L.L.C.

$336,000,000 Series 2022-A Senior Secured Securitized Utility Tariff Bonds
Pursuant to Section 4.01(c)(ii) of the Securitized Utility Tariff Property Servicing Agreement, dated as of November 18, 2022, by and between Kansas Gas Service, a Division of ONE Gas, Inc., as Servicer, and Kansas Gas Service Securitization I, L.L.C., as Issuer (the “Servicing Agreement”), the Servicer does hereby certify, for the August 1, 2023 Payment Date (the “Current Payment Date”), as follows:

Capitalized terms used but not defined in this Semi-Annual Servicer’s Certificate have their respective meanings as set forth in the Servicing Agreement. References herein to certain sections and subsections are references to the respective sections of the Servicing Agreement or the Indenture, as the context indicates.

Collection Periods:	December 1, 2022	to	July 31, 2023
Payment Date:	August 1, 2023
Cut-off Date[1]:	July 31, 2023

1.(a) Available amounts on deposit in Collection Account (including Excess Funds Subaccount) as of Cut-Off Date:

$33,343,844.30

(b) Actual Remittances from the date in (a) above through the Servicer Business Day preceding Current Payment Date2:

$227,890.88

(c) Total amounts available to Indenture Trustee for payment of the Securitized Utility Tariff Bonds and Ongoing Financing Costs:
$33,571,735.18

2.Allocation of available amounts as of Current Payment Date allocable to payment of principal and interest on Securitized Utility Tariff Bonds on Current Payment Date:
a)Principal

Aggregate
i. Tranche A-1:	$20,716,283.43
ii. Total:	$20,716,283.43

b)Interest

Aggregate
i. Tranche A-1:	$12,954,274.67
ii. Total:	$12,954,274.67

1 Cut-Off Date not to be more than 5 days prior to the date of the certificate.
2 Assumes average collection of approximately $183,000 for the remaining 5 business days, $38,000 for the 2 remaining non business days, and 1 day of collections of $257,410.91 not remitted as of the cut-off date.

3.Outstanding amount of the Securitized Utility Tariff Bonds prior to, and after giving effect to the payment on the Current Payment Date and the difference, if any, between the Outstanding Amount specified in the Expected Amortization Schedule (after giving effect to payments to be made on such Payment Date under 1a above) and the expected principal balance to be Outstanding (following payment on Current Payment Date):

a)Expected principal balance Outstanding (as of the date of this certification):

Aggregate
i. Tranche A-1:	$336,000,000.00
ii. Total:	$336,000,000.00

b)Expected principal balance to be Outstanding (following payment on Current Payment Date):

Aggregate
i. Tranche A-1:	$315,283,716.57
ii. Total:	$315,283,716.57

c)Difference between (b) above and Outstanding Amount specified in Expected Amortization Schedule:

Aggregate
i. Tranche A-1:	$—
ii. Total:	$—

4.All other transfers to be made on the Current Payment Date, including amounts to be paid to the Indenture Trustee and to the Servicer pursuant to Section 8.2(e) of the Indenture:
a)Certain Ongoing Financing Costs

i. Indenture Trustee Fees and Expenses (subject to $200,000 annual cap per Section 8.2(e)(i)):	$6,000.00
ii. Servicing Fee:	$118,066.67
iii. Issuer’s Fees:	$—
iv. Administration Fee:	$70,277.78
v. Independent Manager’s Fee:	$3,500.00
vi. Other Operating Expenses:	$55,000.00
vii. Total:	$252,844.45

b)Other Ongoing Financing Costs and Payments

i. Other Ongoing Financing Costs (payable pursuant to Section 8.2(e)(v)):	$65,172.80
ii. Funding of Capital Subaccount to the Required Capital Amount:	$—
iii. Any other unpaid Issuance Costs of the Issuer, any remaining fees, expenses and indemnity amounts owed to the Indenture Trustee and any remaining indemnity amounts owed to the Issuer shall be paid to the parties to which such amounts, if any, are owed, pursuant to Section 8.2(e)(viii):	$—
iv. Deposits to Excess Funds Subaccount:	$—
v. KGS Return on invested capital:	$101,551.39
vi. Total:	$166,724.19

5.Estimated amounts on deposit in the Capital Subaccount and Excess Funds Subaccount after giving effect to the foregoing payments:

a)Capital Subaccount

i. Total:	$1,205,632.89

b)Excess Funds Subaccount

i. Total:	$—

1.Collections Allocable and Aggregate Amounts Available for the Current Payment date:

i. Remittances for the December 2022 Collection Period	$907,127.17
ii. Remittances for the January 2023 Collection Period	$4,050,693.93
iii. Remittances for the February 2023 Collection Period	$4,052,649.59
iv. Remittances for the March 2023 Collection Period	$4,641,193.93
v. Remittances for the April 2023 Collection Period	$3,973,339.14
vi. Remittances for the May 2023 Collection Period	$4,446,286.74
vii. Remittances for the June 2023 Collection Period	$4,281,401.01
viii. Remittances for the July 2023 Collection Period	$4,144,934.49
ix. Overage to keep first period rates lower	$2,700,000.00
x. Investment Earnings on Capital Subaccount	$44,024.45
xi. Investment Earnings on Excess Funds Subaccount	$—
xii. Investment Earnings on General Subaccount	$374,109.17
xiii. General Subaccount Balance (sum of i through xii above)	$33,615,759.62
xiv. Capital Subaccount Balance as of prior Payment Date	$1,724,024.45

2.Outstanding Amounts as of prior Payment Date:

i. Tranche A Outstanding Amount	$336,000,000.00

3.Required Funding/Payments as of Current Payment Date:

Principal	Principal Due
i. Securitized Utility Tariff Bonds – Tranche A	$20,716,283.43

Interest
Tranche	Interest Rate	Days in Interest Period[3]	Principal Balance	Interest Due
ii. Tranche A	5.486%	253	$336,000,000.00	$12,954,274.67

	Required Level	Funding Required
iii. Capital Subaccount	$1,680,000.00	$—

4.Allocation of Remittances as of Current Payment Date Pursuant to 8.02(e) of Indenture:

i. Trustee Fees and Expenses; Indemnity Amounts	$6,000.00
ii. Servicing Fee	$118,066.67
iii. Administration Fee	$70,277.78
iv. Operating Expenses	$55,000.00
v. Independent Manager’s Fee:	$3,500.00

3 On 30/360 day basis for initial payment date; otherwise use one-half annual rate.

Securitized Utility Tariff Bonds	Aggregate	Per $1,000 of Original Principal Amount
v. Semi-Annual Interest (including any past-due for prior periods)
1. Tranche A Interest Payment	$12,954,274.67	$38.55
vi. Principal Due and Payable as a Result of an Event of Default or on Final Maturity Date
1. Tranche A Interest Payment	$—	$—
vii. Semi-Annual Principal
1. Tranche A Interest Payment	$20,716,283.43	$61.66

viii. Other unpaid Operating Expenses	$65,172.80
ix. Funding of Capital Subaccount (to required level)	$—
x. Capital Subaccount Return to KGS	$101,551.39
xi. Deposit to Excess Funds Subaccount	$—
xii. Released to Issuer upon Retirement of all Securitized Utility Tariff Bonds	$—
xiii. Aggregate Remittances as of Current Payment Date	$30,497,626.00
5.Outstanding Amount and Collection Account Balance as of Current Payment Date (after giving effect to payments to be made on such Payment Date):

i. Securitized Utility Tariff Bonds – Tranche A	$315,283,716.57
ii. Excess Funds Subaccount Balance	$—
iii. Capital Subaccount Balance	$1,205,632.89
iv. Aggregate Collection Account Balance	$1,205,632.89
6.Subaccount Withdrawals as of Current Payment Date (if applicable, pursuant to Section 8.02(e) of Indenture):

i. Excess Funds Subaccount	$—
ii. Capital Subaccount	$518,391.56
iii. Total Withdrawals	$—
7.Shortfalls in Interest and Principal Payments as of Current Payment Date:

i. Semi-annual Interest
Securitized Utility Tariff Bonds – Tranche A Interest Payment	$—
ii. Semi-annual Principal
Securitized Utility Tariff Bonds – Tranche A Principal Payment	$—
8.Shortfalls in Payment of Return on Invested Capital as of Current Payment Date:

i. Return on Invested Capital	$—
9.Shortfalls in Required Subaccount Levels as of Current Payment Date:

i. Capital Subaccount	$474,367.11
IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Semi-Annual Servicer’s Certificate this 31st day of July, 2023.

KANSAS GAS SERVICE, a Division of ONE Gas, Inc., as Servicer
By: /s/ Mark W.Smith
Name: Mark W. Smith
Title: Vice President and Treasurer